EXHIBIT 32.2
SECTION 1350 CERTIFICATION
In connection with the Quarterly Report of Columbia Sportswear Company (the “Company”) on Form 10-Q for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Thomas B. Cusick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 4, 2016

/s/ THOMAS B. CUSICK
Thomas B. Cusick
Executive Vice President of Finance, Chief Financial Officer and Treasurer
Columbia Sportswear Company